Exhibit 99.3



Contents
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                                                                            Page

Independent Auditors' Report...................................................5



Financial Statements

    Balance Sheet..............................................................6

    Statements Of Operations And Retained
        Earnings...............................................................7

    Statement Of Cash Flows....................................................8

    Notes To Financial Statements........................................ 9 - 14

                          Independent Auditors' Report


Board of Directors
Information Product Center, Inc.
Fairfield, New Jersey


We have audited the accompanying balance sheet of Information Products Center, Inc. as of September 30, 2000, and the related statements of operations, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Information Products Center, Inc. as of September 30, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/S/ Rubin, Brown, Gornstein & Co. LLP


January 12, 2001



                                                                          Page 5

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                        INFORMATION PRODUCTS CENTER, INC.
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                                  BALANCE SHEET
                               September 30, 2000




                                     Assets

Current Assets
   Cash and cash equivalents                                         $    93,152
   Accounts receivable (net of allowance for doubtful
      accounts of $246,539)                                            5,550,063
   Inventory                                                             456,300
   Due from parent company                                                77,500
   Other current assets                                                  315,172
                                                                     -----------
         Total Current Assets                                          6,492,187

Equipment And Leasehold Improvements, Net                                157,304

Other Assets                                                              24,357
                                                                     -----------

                                                                     $ 6,673,848
                                                                     ===========


                      Liabilities And Stockholders' Equity

Current Liabilities
   Accounts payable                                                  $ 1,118,030
   Accrued expenses                                                      581,191
   Deferred revenue                                                       38,787
   Due to parent company                                               2,829,857
                                                                     -----------
         Total Current Liabilities                                     4,567,865
                                                                     -----------

Stockholders' Equity
   Common stock:
      Authorized,10,000 shares of $.01 par value; issued
         and outstanding 10,000 shares                                       100
   Additional paid-in capital                                            649,900
   Retained earnings                                                   1,455,983
                                                                     -----------
         Total Stockholders' Equity                                    2,105,983
                                                                     -----------

                                                                     $ 6,673,848
                                                                     ===========


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See the accompanying notes to financial statements.                       Page 6

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                        INFORMATION PRODUCTS CENTER, INC.
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                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                      For The Year Ended September 30, 2000



                             Statement Of Operations


Net Operating Revenue                                               $ 23,332,267

Cost Of Goods Sold                                                    19,234,341
                                                                    ------------

Gross Profit                                                           4,097,926

Selling, General And Administrative Expenses                           3,138,101

Depreciation                                                              37,027

Interest Expense                                                          72,268
                                                                    ------------

Income Before Provision For Income Taxes                                 850,530

Provision For Income Taxes                                               405,178
                                                                    ------------

Net Income                                                          $    445,352
                                                                    ============

Earnings Per Common Share                                           $         44
                                                                    ============



                         Statement Of Retained Earnings


Balance - October 1, 1999                                           $  1,010,631

Net Income                                                               445,352
                                                                    ------------

Balance - September 30, 2000                                        $  1,455,983
                                                                    ============


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See the accompanying notes to financial statements.                       Page 7

                        INFORMATION PRODUCTS CENTER, INC.
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                             STATEMENT OF CASH FLOWS
                      For The Year Ended September 30, 2000




Cash Flows From Operating Activities
   Net income                                                      $    445,352
   Adjustments to reconcile net income to net cash used in
      operating activities:
         Depreciation                                                    37,027
             Loss on sale of property and equipment                       2,246
         Change in assets and liabilities:
            Increase in accounts receivable                          (2,327,787)
            Increase in inventory                                      (331,195)
            Increase in due from parent company                         (77,500)
            Increase in other current assets                           (200,792)
            Decrease in other assets                                     38,937
            Increase in accounts payable                                208,600
            Increase in accrued expenses                                115,986
            Decrease in deferred revenue                                (46,227)
            Increase in due to parent company                           279,089
            Decrease in other liabilities                               (63,500)
                                                                   ------------
Net Cash Used In Operating Activities                                (1,919,764)
                                                                   ------------

Cash Flows From Investing Activities
   Proceeds from sale of equipment                                       13,403
   Payments for equipment                                              (105,362)
                                                                   ------------
Net Cash Used In Investing Activities                                   (91,959)
                                                                   ------------

Cash Flows Provided By Financing Activities
    Borrowings from parent company                                    1,849,938
                                                                   ------------

Net Decrease In Cash And Cash Equivalents                              (161,785)

Cash And Cash Equivalents - Beginning Of Year                           254,937
                                                                   ------------

Cash And Cash Equivalents - End Of Year                            $     93,152
                                                                   ============

Supplemental Disclosure Of Cash Flow Information
   Income taxes paid                                               $     46,250
   Interest paid                                                         72,268
                                                                   ------------


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See the accompanying notes to financial statements.                      Page 8

                        INFORMATION PRODUCTS CENTER, INC.
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                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000



1.       Organization And Summary Of Significant Accounting Policies


         Organization

         Information Products Center, Inc. (the Company), is a wholly owned subsidiary of Applied Digital Solutions, Inc. (ADS or the Parent Company).


         Operations

         The Company, located in Fairfield, New Jersey, provides network infrastructure implementation and network and systems analysis and design to businesses primarily in New York and New Jersey.


         Estimates And Assumptions

         Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.


         Cash And Cash Equivalents


         The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.


         Allowance For Doubtful Accounts

         The Company provides an allowance for doubtful accounts equal to the estimated collection losses, based on historical collection experience coupled with a review of the current status of the existing receivables.


         Inventory

         Inventory is valued at the lower of cost or market on a first-in, first-out (FIFO) basis.


         Equipment And Leasehold Improvements

         Equipment and leasehold improvements are carried at cost, less accumulated depreciation computed using straight-line and accelerated methods. Equipment is depreciated over periods ranging from 5 to 7 years and leasehold improvements are amortized over periods ranging from 5 to 10 years.


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                                                                          Page 9

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INFORMATION PRODUCT CENTER, INC.
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Notes To Financial Statements (Continued)


         Revenue Recognition

         Deferred revenue represents fees collected in advance for warranty and service contracts. For warranty and service contracts, the Company recognizes revenue over the period of the contracts, which generally range from one to three years. For product and service sales, the revenue is recognized when the product is shipped or the service is provided.


         Income Taxes

         As a subsidiary of ADS, the Company's results of operations are included in consolidated federal income tax returns which also include ADS and its other operating subsidiaries. The Company could be considered jointly and severally liable for assessments of additional tax on the consolidated group. The Company's provision for income taxes is based on income taxes the Company would have provided on a separate company basis. The Company's income taxes currently payable are reflected in Due to Parent Company, as such taxes were paid or received by ADS on behalf of the Company.

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (FAS) No. 109, Accounting for Income Taxes, requiring the use of the liability method of accounting for income taxes. The current and deferred tax consequences of a transaction are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable currently or in future years. Deferred income taxes are provided for temporary differences between income tax bases for assets and liabilities and their carrying amounts for financial reporting purposes. A valuation allowance reduces deferred tax assets when management determines that it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred income tax assets and liabilities are reflected in Other Current Assets.



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                                                                         Page 10

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INFORMATION PRODUCT CENTER, INC.
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Notes To Financial Statements (Continued)


2.       Equipment And Leasehold Improvements

         Equipment and leasehold improvements consist of:


             Furniture and fixtures                                   $   45,675
             Equipment                                                   191,615
             Motor vehicles                                               23,970
             Leasehold improvements                                       35,171
                                                                      ----------
                                                                         296,431
             Less:  Accumulated depreciation
               and amortization                                          139,127
                                                                      ----------

                                                                      $  157,304
                                                                      ==========


3.       Fair Value Of Financial Instruments

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

         Cash And Cash Equivalents
         The carrying amount approximates fair value because of the short maturity of those instruments.

         Notes Payable
         The carrying amount approximates fair value because of the short-term nature of the notes and the current rates approximate market rates.

         Accounts Payable And Accrued Expenses The carrying amount approximates fair value.


4.       Income Taxes

         The provision for income taxes consists of the following:


             Current federal and state income taxes
               at statutory rates                                     $ 441,664
             Deferred income taxes                                      (36,486)
                                                                      ---------

                                                                      $ 405,178
                                                                      =========


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                                                                         Page 11

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INFORMATION PRODUCT CENTER, INC.
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Notes To Financial Statements (Continued)


         The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities consist of the following:


             Deferred Tax Assets:
               Allowance for doubtful accounts                         $ 106,012
               Inventory                                                   1,766
                                                                       ---------
                                                                         107,778

             Deferred Tax Liabilities:
               Equipment and leasehold improvements                       13,000
                                                                       ---------

             Net Deferred Tax Asset                                    $  94,778
                                                                       =========


5.       Commitments And Contingencies

         The Company leases its facilities and three vehicles under long-term lease agreements. Rentals under operating leases amounted to $98,970 for the year ended September 30, 2000.

         The Company has entered into employment contracts with key officers and employees of the Company. The agreements are for periods of two to three years through December 2000. Some of the employment contracts also call for bonus arrangements based on earnings of the Company.

         The approximate minimum payments required under operating leases and employment contracts that have initial or remaining terms in excess of one year at September 30, 2000 are as follows:


                         Minimum
                          Rental         Employment
            Year        Payments          Contracts          Total
------------------------------------------------------------------

            2001       $ 160,276           $ 91,460      $ 251,736
            2002         159,658                 --        159,658
            2003         157,201                 --        157,201
            2004         153,924                 --        153,924
            2005         144,915                 --        144,915
            -------------------------------------------------------

            Total      $ 775,974           $ 91,460      $ 867,434
            =======================================================



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                                                                         Page 12

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INFORMATION PRODUCT CENTERS, INC.
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Notes To Financial Statements (Continued)


6.       Concentrations

         Three customers accounted for approximately 57% of accounts receivable and 50% of sales as of and for the year ended September 30, 2000. Two vendors accounted for approximately 68% of cost of goods sold.


7.       Profit Sharing Plan

         The Company participates in the Parent Company's Section 401(k) Plan for the benefit of eligible employees. Essentially all full-time employees with 2 months of service are eligible to participate. Company matching contributions are completely discretionary. The Company and ADS have made no contributions to the Section 401(k) Plan for the year ended September 30, 2000.


8.       Related Party Transactions

         At September 30, 2000, amounts due to and from the Parent Company are as follows:


            Due to Parent Company - line of credit                   $ 2,468,461
            Due to Parent Company - other                                361,396
                                                                     -----------

            Due to Parent Company                                    $ 2,829,857
                                                                     ===========

            Due from Parent Company                                  $    77,500
                                                                     ===========

         In May 1999, the Parent Company entered into a Term and Revolving Credit Agreement with IBM Credit Corporation (the "IBM Agreement"). The IBM Agreement, as amended on October 17, 2000, provides for interest at the 30-day London Interbank Offered Rate plus 2.75%. The IBM Agreement contains standard covenants relating to the Parent Company's financial position and performance, as well as restrictions on the Parent Company's declaration and payment of dividends. The amount due to Parent Company - line of credit represents that portion of ADS's line of credit that ADS has loaned to the Company. The loan bears interest at the same rate as paid by the Parent Company. The loan, including interest, is repaid as funds are available. Interest expense related to this line of credit amounted to $72,268 for the year ended September 30, 2000.


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                                                                         Page 13

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INFORMATION PRODUCT CENTER, INC.
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Notes To Financial Statements (Continued)


         ADS provides certain services to and incurs certain expenses on behalf of the Company. These costs, which include general overhead, certain employee benefit programs, general treasury services and various business insurance coverages are allocated to the Company, based upon the Parent Company's estimate of its actual cost to provide these services. The Company incurred $47,056 in these costs to the Parent Company for the year ended September 30, 2000.

         The amounts due to Parent Company - other represent those amounts due to ADS for income taxes and insurance premiums paid on the Company's behalf.

         The amount due from Parent Company consists of expenses paid by the company on behalf of ADS.


9.       Subsequent Event

         Effective December 15, 2000, the Parent Company sold 100% of the shares of the Company to SysComm International for $4,475,000. The Parent Company owns approximately 55% of the common stock of SysComm International.









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